Scudder Pennsylvania
Tax Free Fund

Supplement to Prospectus
Dated August 1, 1998

The following replaces text in the "Why invest in the Fund?" section on page 7:

As illustrated by the chart on the preceding page, depending on your tax bracket and individual situation, you may earn a substantially higher after-tax return from the Fund than from comparable investments that pay income subject to both Pennsylvania state personal income tax and regular federal income tax. For example, if your regular federal marginal tax rate is 36% and your Pennsylvania tax rate is 2.8%, your effective combined marginal tax rate is 37.8% when adjusted for the deductibility of state taxes. Thus, you would need to earn a taxable return of 6.74% to receive after-tax income equal to the 4.19% tax-free yield provided by Scudder Pennsylvania Tax Free Fund for the 30-day period ended March 31, 1998. In other words, it would be necessary to earn $1,608 from a taxable investment to equal $1,000 of tax-free income you receive from the Fund. The yield levels of tax-free and taxable investments continually change. Before investing in the Fund, you should compare its yield to the after-tax yield you would receive from a comparable investment paying taxable income.

September 2, 1998